UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒                                                  Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TARSUS PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all appropriate boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

May 2, 2022

To the Stockholders of Tarsus Pharmaceuticals, Inc.:

It is my pleasure to invite you to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Tarsus Pharmaceuticals, Inc., to be held on Thursday, June 16, 2022 at 9:00 a.m. (Pacific Daylight Time). The Annual Meeting will be completely virtual. You may attend the virtual meeting, submit questions, and vote your shares electronically during the meeting via live webcast by visiting www.proxydocs.com/TARS in advance of the meeting. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.

Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders on the Internet. On or around May 2, 2022, we expect to mail to our stockholders an Important Notice Regarding The Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2022 Annual Meeting of Stockholders (the “Proxy Statement”) and our 2021 Annual Report on Form 10-K. The notice also provides instructions on how to vote online or by telephone, how to access the virtual Annual Meeting, and how to receive a paper copy of the proxy materials by mail.

Whether or not you plan to virtually attend the meeting, your vote is very important and we encourage you to vote promptly. You may vote by proxy over the internet or by telephone, or, if you received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on your proxy card. If you virtually attend the meeting you will have the right to revoke your proxy and vote electronically during the meeting via the live webcast. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

On behalf of your Board of Directors, thank you for your continued support and interest.

Sincerely,

/s/ Bobak Azamian
Bobak Azamian President, Director and Chief Executive Officer

15440 Laguna Canyon Road, Suite 160

Irvine, CA 92618

T 949-409-9820

www.tarsusrx.com

Tarsus Pharmaceuticals, Inc.

15440 Laguna Canyon Road, Suite 160

Irvine, CA 92618

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 16, 2022

To the Stockholders of Tarsus Pharmaceuticals, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting” or the “2022 Annual Meeting”) of Tarsus Pharmaceuticals, Inc., a Delaware corporation. The meeting will be held on Thursday, June 16, 2022, at 9:00 a.m. (Pacific Daylight Time). The Annual Meeting will be completely virtual. You may attend the meeting, submit questions, and vote your shares electronically during the meeting via live webcast by visiting www.proxydocs.com/TARS in advance of the meeting. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting. At the Annual Meeting our stockholders will be asked:

1.

To elect Michael Ackermann, Bobak Azamian, Rosemary Crane, and Elizabeth Yeu-Lin as Class II directors, to serve until the 2025 annual meeting of stockholders or until their respective successor have been elected or appointed.

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

3.	To conduct any other business properly brought before the meeting or any adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is April 19, 2022. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof.

Your Board of Directors is pleased to nominate Michael Ackermann, Bobak Azamian, Rosemary Crane, and Elizabeth Yeu-Lin as Class II directors on our Board of Directors.

Regardless of the number of shares you own, your VOTE is very important. Therefore, even if you presently plan to virtually attend the 2022 Annual Meeting, please vote or submit your proxy by following the instructions in the Important Notice Regarding The Availability of Proxy Materials that you previously received as soon as possible so that your shares can be voted at the 2022 Annual Meeting in accordance with your instructions. Telephone and internet voting are available. For specific instructions on voting, please refer to the instructions in the Important Notice Regarding the Availability of Proxy Materials or the proxy card. If you do virtually attend the 2022 Annual Meeting and wish to vote electronically, you may withdraw your proxy at that time.

Please read the attached Proxy Statement, as it contains important information you need to know to vote at the 2022 Annual Meeting.

By Order of our Board of Directors

/s/ Bryan Wahl
Bryan Wahl General Counsel and Secretary

Irvine, California

May 2, 2022

You are cordially invited to attend the virtual meeting. Whether or not you expect to attend the virtual meeting, please vote as soon as possible. We encourage you to vote via the Internet. For further details, see “Questions and Answers about This Proxy Material and Voting.”

Tarsus Pharmaceuticals, Inc.

15440 Laguna Canyon Road, Suite 160

Irvine, CA 92618

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 16, 2022

This proxy statement and proxy card are furnished in connection with the solicitation of proxies by our Board of Directors to be voted at the 2022 Annual Meeting of Stockholders (the “Annual Meeting” or the “2022 Annual Meeting”) of Tarsus Pharmaceuticals, Inc. (sometimes referred to as “we,” “us,” the “Company” or “Tarsus”), which will be held virtually on Thursday, June 16, 2022, at 9:00 a.m. (Pacific Daylight Time) via live webcast by visiting www.proxydocs.com/TARS in advance of the meeting. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS

We are making this proxy statement and our annual report available to stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our Annual Report on Form 10-K are available for viewing, printing and downloading at www.proxydocs.com/TARS. On or around May 2, 2022, we intend to mail to our stockholders the Notice Regarding Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review this proxy statement and our Annual Report on Form 10-K. The Notice also instructs you how you may submit your proxy over the Internet or via telephone and how to vote online at the Annual Meeting. If you received a Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2021, on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov, or in the “SEC Filings” section of the “Investor & News” section of our website located at www.tarsusrx.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to Attention: Corporate Secretary, Tarsus Pharmaceuticals, Inc., 15440 Laguna Canyon Rd., Suite 160, Irvine, CA 92618. Exhibits will be provided upon written request and payment of an appropriate processing fee.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

You have received these proxy materials because the Board of Directors (our “Board” or the “Board of Directors”) of Tarsus Pharmaceuticals, Inc. (“we”, “us,” “our,” the “Company” or “Tarsus”) is soliciting your proxy to vote at the 2022 Annual Meeting (the “Annual Meeting”). This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting. We have made available to you on the Internet this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 because you owned shares of our common stock on the record date of April 19, 2022.

Why did I receive an Important Notice of Regarding the Availability of Proxy Materials in the mail instead of a printed set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are permitted to furnish our proxy materials over the Internet to our stockholders by delivering an Important Notice Regarding the Availability of Proxy Materials (the “Notice”) in the mail rather than mailing printed copies of a full set of proxy materials. The Notice instructs stockholders on how to access and review the proxy statement and Annual Report on Form 10-K over the Internet at www.proxydocs.com/TARS. The Notice also instructs stockholders on how they may submit their proxy over the telephone or Internet and vote online at the Annual Meeting. If a stockholder who received a Notice would like to receive a printed copy of our proxy materials, such stockholder should follow the instructions for requesting these materials contained in the Notice.

What is a virtual Annual Meeting?

The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live webcast. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location, improved communication and cost savings to our stockholders and support the health of our stockholders and employees given the public health impact of the coronavirus outbreak. You can virtually attend the Annual Meeting by visiting www.proxydocs.com/TARS in advance of the meeting. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting via the Internet. There will not be a physical meeting location and you will not be able to attend in person.

We invite you to virtually attend the Annual Meeting and request that you vote on the proposals described in this proxy statement. However, you do not need to attend the virtual meeting to vote your shares. Instead, you may vote by Internet, by telephone, or, if you requested and received paper copies of the proxy materials by mail, you may also vote by completing and mailing your proxy card.

The Annual Meeting starts at 9:00 a.m. (Pacific Daylight Time) on Thursday, June 16, 2022. We encourage you to access the meeting website prior to the start time to allow time for check in. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.

To access the Annual Meeting, follow the instructions on your Notice or proxy card (if you requested and received a printed copy of the proxy materials). If your shares are not registered in your own name and you plan to vote your shares during the virtual Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and have it available during the virtual Annual Meeting in order to vote.

If you wish to submit a question the day of the Annual Meeting, you may log in to the virtual meeting platform at the unique link provided to you via email after registering in advance at www.proxydocs.com/TARS using the procedure described above, type your question into the “Ask a Question” field, and click “Submit.” Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, are not pertinent to annual meeting matters and, therefore, will not be answered.

What am I voting on?

There are two matters scheduled for a vote:

•

Election of Michael Ackermann, Bobak Azamian, Rosemary Crane, and Elizabeth Yeu-Lin as Class II directors, to serve until the 2025 annual meeting of stockholders or until their respective successor have been elected or appointed.

•	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 19, 2022 will be entitled to vote at the Annual Meeting. On this record date, there were 20,727,346 shares of Company’s common stock (“Common Stock”) outstanding, our only class of voting stock. The holders of our Common Stock have the right to one vote for each share of Common Stock they held as of the record date.

In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be accessible for ten days prior to the meeting at our principal place of business, 15440 Laguna Canyon Road, Suite 160, Irvine, CA 92618, between the hours of 9:00 a.m. and 5:00 p.m. (Pacific Daylight Time).

How do I vote?

If on April 19, 2022, your shares were registered directly in your name with our transfer agent, ComputerShare Trust Company, N.A., then you are a stockholder of record. Stockholders of record may vote by using the Internet, by telephone or (if you received a proxy card by mail) by mail as described below. Stockholders also may attend the virtual meeting and vote electronically. If you hold shares through a bank or broker, please refer to your proxy card, Notice or other information forwarded by your bank or broker to see which voting options are available to you.

•

You may vote by using the Internet at www.proxypush.com/TARS by following the instructions for Internet voting on the Notice or proxy card mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 15, 2022. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

•

You may vote by telephone by dialing (866) 390-5415 and following the instructions for voting by phone on the Notice or (if you received a proxy card by mail) the proxy card mailed to you. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 15, 2022. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

•

You may vote by mail by requesting, completing and mailing in a paper proxy card, as outlined in the Notice. The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to virtually attend the Annual Meeting. Mailed proxy cards must be received by June 15, 2022.

•

You may vote electronically at the Annual Meeting using the unique link provided to you via email after registering in advance at www.proxydocs.com/TARS using the procedure described above, and using your unique control number that was included in the proxy materials that you received in the mail.

If on April 19, 2022, you held your shares in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

You do not need to attend the virtual Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “Can I change my vote after submitting my proxy?” below.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted (i) “For” the election of all four director nominees for Class II director and (ii) “For” ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, as disclosed herein. However, if you are not a record holder, such as where your shares are held through a broker, nominee, fiduciary or other custodian, you must provide voting instructions to the record holder of the shares in accordance with the record holder’s requirements in order for your shares to be properly voted. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card or Notice?

If you receive more than one proxy card or Notice, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card or submit a proxy for each Notice to ensure that all of your shares are voted.

What if I share an address with another stockholder of Tarsus?

If you reside at the same address as another Tarsus stockholder, you and other Tarsus stockholders residing at the same address may receive a single copy of the Important Notice Regarding the Availability of Proxy Materials. This process, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you wish to receive a separate copy of the Important Notice Regarding the Availability of Proxy Materials, you may do so by making a written request to: Tarsus Pharmaceuticals, Inc., 15440 Laguna Canyon Road, Suite 160, Irvine, California 92618, Attention: Corporate Secretary, or an oral request by calling (949) 409-9820. Upon your written or oral request, we will promptly deliver a separate copy to you. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact use at the above address and phone number. The Annual Report, Proxy Statement and Notice are also available at www.proxydocs.com/TARS.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of three ways:

•	If you receive a proxy card, you may submit another properly completed proxy card with a later date.

•	You may re-vote by Internet or by telephone as instructed above.

•	You may send a written notice that you are revoking your proxy to the Corporate Secretary of the Company at 15440 Laguna Canyon Road, Suite 160, Irvine, California 92618.

•

You may virtually attend the Annual Meeting and vote electronically by going to www.proxydocs.com/TARS in advance of the meeting. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting using your unique control number that was included in the Proxy Materials that you received in the mail. Simply attending the meeting will not, by itself, revoke your proxy.

Who will solicit proxies on behalf of our Board of Directors?

Proxies may be solicited on behalf of our Board of Directors, without additional compensation, by the Company’s directors and employees.

The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, and personal solicitation by our directors and officers (who will receive no additional compensation for such solicitation activities). You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website at www.tarsusrx.com. Unless expressly indicated otherwise, information contained on our corporate website is not part of this proxy statement.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. Abstentions will be counted as present for purposes of determining the presence of a quorum. For Proposal 1, directors are elected by a plurality vote. “Plurality” means that the four director nominees who receive the largest number of votes cast “FOR” such nominees will be elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether as a result of a “WITHHOLD” vote, abstention or a broker non-vote, as described in the next paragraph) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. . For Proposal 2, more “For” votes than “Against” votes cast is required to ratify the appointment of Ernst & Young LLP as our independent registered accounting firm. Abstentions will not be considered as votes cast for or against this proposal, and will therefore have no effect on the outcome of the vote. Broker non-votes, as described in the next paragraph, have no effect and will not be counted towards the vote total for such proposals.

If your shares are held by your bank or broker as your nominee (that is, in “street name”), you will need to obtain a voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) on which your broker may vote shares held in street name without your voting instructions. Proposal 2 for the ratification of the appointment of Ernst & Young LLP is considered routine and therefore brokers generally have discretionary authority to vote shares held in street name. However, several large brokers have recently announced that they were eliminating the practice of discretionary voting of uninstructed shares, including on matters generally identified as “routine”. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Under current NYSE rules, any election of a member of the Board of Directors, whether contested or uncontested, is considered “non-discretionary” and therefore brokers are not permitted to vote your shares held in street name for the election of directors in the absence of instructions from you. Proposal 1 is a non-discretionary matter and therefore if you hold your shares through a broker, nominee, fiduciary or other custodian, your shares will not be voted on those proposals unless you provide voting instructions to the record holder.

How many votes are needed to approve each proposal?

•

For Proposal 1, directors are elected by a plurality of the votes cast with respect to such director. This means that nominees receiving the most “For” votes will be elected. Abstentions and broker non-votes are not considered votes cast on this proposal and will not have any effect on the election of directors.

•

To be approved, Proposal 2, to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, must receive more “For” votes than “Against” votes cast at the Annual Meeting. Abstentions are not counted as a vote cast for or against the proposal and therefore have no effect on the outcome of the vote. Broker non-votes, if any, are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of all shares outstanding on April 19, 2022, the record date, are represented at the meeting by stockholders present online or by proxy. On the record date, there were in the aggregate 20,727,346 shares of Common Stock outstanding and entitled to vote. Thus 10,363,674 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How will my shares be voted if I mark “Abstain” on my proxy card?

We will count a properly executed proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but the shares represented by that proxy card will not be voted at the Annual Meeting for the proposals so marked.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be available on a Current Report on Form 8-K filed with the SEC within four business days after the end of the Annual Meeting.

When are stockholder proposals and nominations for director due for next year’s Annual Meeting?

If you wish to submit a proposal to be considered for inclusion in next year’s proxy materials, your proposal must be in proper form according to SEC Regulation 14A, Rule 14a-8 and received by the Secretary of the Company on or before January 2, 2023. If you wish to submit a proposal to be presented at the 2023 Annual Meeting of Stockholders, but which will not be included in the Company’s proxy materials, including to nominate a director, your notice must be received by the Corporate Secretary of the Company at Tarsus Pharmaceuticals, Inc., 15440 Laguna Canyon Road, Suite 160, Irvine, CA 92618, Attn: Corporate Secretary, no

earlier than February 16, 2023 and no later than March 18, 2023. Proposals that are not received in a timely manner will not be voted on at the 2023 annual meeting of stockholders. To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than April 17, 2023. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. You are advised to review our amended and restated bylaws (the “bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations. Stockholders may request a free copy of our bylaws by contacting our Corporate Secretary at 15440 Laguna Canyon Road, Suite 160, Irvine, CA 92618, Attn: Corporate Secretary.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

DIRECTORS AND EXECUTIVE OFFICERS

Our directors and executive officers, and certain information about each of them as of April 1, 2022 are set forth below.

Name	Age	Position(s) with Tarsus
Executive Officers:
Bobak Azamian, M.D., Ph.D.	44	President, Chief Executive Officer and Director
Leo M. Greenstein, J.D.	46	Chief Financial Officer
Seshadri Neervannan, Ph.D.	54	Chief Operating Officer
Aziz Mottiwala, MBA	44	Chief Commercial Officer
Bryan Wahl, M.D., J.D.	44	General Counsel and Secretary
Dianne Whitfield, MSW	45	Chief Human Resources Officer
Jose Trevejo, M.D., Ph.D.	50	Chief Medical Officer
Mark Holdbrook	68	Senior Vice President, Clinical Affairs

Non-Employee Directors:
Michael Ackermann, Ph.D.	40	Director and Chairperson of the Board
Bhaskar Chaudhuri, Ph.D.	67	Director
Rosemary Crane, MBA	62	Director
Andrew Goldberg, M.D.	40	Director
William J. Link, Ph.D.	75	Director
Wendy Yarno, MBA	66	Director
Elizabeth Yeu-Lin, M.D.	43	Director

Bobak Azamian, M.D., Ph.D., is our co-founder and has served as our President since our inception, as our Chief Executive Officer since September 2018, and as a member of our Board of Directors since December 2016. From June 2012 to September 2018, Dr. Azamian co-founded and served as Chief Executive Officer, President, and Chief Medical Officer of Metavention, Inc., a company focused on treatment of diabetes and other metabolic diseases. Since September 2016, Dr. Azamian has also served as co-founder and co-Chairman, and from September 2016 until January 2021 additionally as Chief Executive Officer of Vibrato Medical, Inc., a medical device company developing wearable treatments for peripheral arterial disease. Dr. Azamian previously served as an Entrepreneur in Residence at Versant Ventures from 2011 to 2013, and as a consultant and Senior Associate at Third Rock Ventures from 2007 to 2011, both venture capital firms focused on investing in early stage healthcare companies, and earlier served as a consultant at Amgen Inc. He also completed a residency in internal medicine and served as an attending hospitalist at Brigham and Women’s Hospital from 2006 to 2011. Dr. Azamian received a B.A. in Biophysics from Rice University, a Doctor of Philosophy (Chemistry) from University of Oxford and a Doctor of Medicine from Harvard Medical School. We believe that Dr. Azamian is qualified to serve on our Board of Directors because of the perspective and experience he provides as our President and Chief Executive Officer as well as his broad experience within the life sciences industry.

Leo M. Greenstein, J.D., has served as our Chief Financial Officer since April 2020. Mr. Greenstein previously served as Senior Vice President of Finance and Corporate Controller at Spectrum Pharmaceuticals, Inc., a publicly-traded oncology pharmaceutical company, from September 2013 until April 2020. Prior to Spectrum Pharmaceuticals, Inc., Mr. Greenstein served as Vice President of Finance and Corporate Controller at Endologix, Inc., a then publicly-traded medical device company, from May 2011 to September 2013, and Senior Director of Finance and SEC Reporting at Clarient, Inc., a then publicly-traded advanced oncology diagnostics services company, from June 2007 to April 2011, inclusive of his finance role with its then-majority shareholder. Mr. Greenstein spent eight years in Big-4 Public Accounting, beginning with Arthur Andersen LLP in September 1999 and ending with PricewaterhouseCoopers LLP in June 2007. Mr. Greenstein received a B.A. in Accounting from Arcadia University and Juris Doctorate from the Temple University Beasley School of Law. He is a member of the State Bar of California and is an active Certified Public Accountant in California.

Seshadri Neervannan, Ph.D., has served as our Chief Operating Officer since July 2020. Dr. Neervannan has also served on the board of directors of Iolyx Therapeutics since 2020. Dr. Neervannan previously served as Senior Vice President of Global Pharmaceutical Development, from March 2015 to July 2020, and Vice President, Pharmaceutical Development, from January 2007 to February 2015, at Allergan, Inc. (“Allergan”), a global pharmaceutical company. Prior to Allergan, Inc., he was Director of Pharmaceutics R&D, at Amgen Inc., a biotechnology company, from February 1999 to January 2007. From November 1994 to February 1999, Dr. Neervannan was Sr. Research Investigator at Bristol-Myers Squibb Pharmaceutical Research Institute. Dr. Neervannan received a B.S. in Pharmacy (with Honors) from Birla Institute of Technology & Science, Pilani, India, and a Ph.D. (with Honors) in Pharmaceutical Chemistry from the University of Kansas, Lawrence, KS.

Aziz Mottiwala, MBA, has served as our Chief Commercial Officer since August 2020. Mr. Mottiwala has served on the board of directors of OneOC, a non-profit organization based in Orange County, California since March 2018, and OCTANe, a convening organization of the Southern California technology and medical technology business ecosystem, since July 2021. Mr. Mottiwala previously served as Chief Commercial Officer of Opiant Pharmaceuticals, Inc. (“Opiant”), a publicly-traded pharmaceutical company specializing in medicines for the treatment of addictions and drug overdose from September 2019 to August 2020. Prior to Opiant, Mr. Mottiwala served as Senior Vice President of Sales and Marketing and Head of Commercial at Avanir Pharmaceuticals, Inc. (“Avanir”), a pharmaceutical company specializing in medicines to treat nervous system disorders from July 2017 to September 2019. Prior to Avanir, Mr. Mottiwala spent over ten years at Allergan, a global pharmaceutical company, in various roles from December 2006 to July 2017, most recently as Vice President of Marketing for Allergan’s eye care portfolio from January 2014 to July 2017. Mr. Mottiwala holds a Bachelor of Science degree in Biochemistry from the University of California, San Diego and an MBA in Marketing and Finance from the Marshall School of Business at the University of Southern California.

Bryan Wahl, M.D., J.D., has served as our General Counsel since January 2021, and is also our Corporate Secretary. Prior to this, Dr. Wahl was a partner at Knobbe Martens Olson & Bear LLP from September 2005 through December 2020, where he focused on intellectual property protection, infringement studies, and due diligence for financings and strategic transactions, specifically with respect to pharmaceutical, biotechnology, and medical device companies. Since 2009, Dr. Wahl has served as a Hospitalist with Kaiser Permanente and as a Hospitalist at several Bay Area medical centers from September 2002 to December 2017. He also completed a residency in internal medicine at Cedars-Sinai Medical Center in Los Angeles, and is board certified in Internal Medicine. Dr. Wahl earned his Doctor of Medicine from the University of Hawaii John A. Burns School of Medicine and his Juris Doctorate from University of California, Berkeley School of Law.

Dianne Whitfield, MSW, has served as our Chief Human Resources Officer since January 2021. Prior to this Ms. Whitfield served at Evolus Inc. as Vice President, Human Resources from January 2020 until January 2021 and as Executive Director, Human Resources from April 2019 until January 2020. From 2007 until April 2019, Ms. Whitfield served as various roles at Allergan, including as Senior Manager, Human Resources (from October 2007 to March 2015), Senior Manager, Global Talent (from March 2015 to March 2016), Director, Global Talent (from March 2016 to October 2017) and Director, Global Human Resources (from October 2017 to April 2019). Ms. Whitfield earned her Bachelor of Arts degree in Psychology and Social Behavior from the University of California, Irvine and a Master’s degree in Social Work from California State University, Long Beach.

Jose Trevejo, M.D., Ph.D., has served as our Chief Medical Officer since February 2022. Prior to this, Dr. Trevejo served as Chief Development Officer at Rocket Pharmaceuticals, Inc. from October 2020 to February 2022, and as CEO of a gene therapy company, SmartPharm Therapeutics, Inc. (“SmartPharm”), from February 2018 to March 2021. Prior to SmartPharm, he was the Vice President, Clinical Development at Cyclerion Therapeutics, Inc. (“Cyclerion”) (previously a division of Ironwood Pharmaceuticals, Inc.). Dr. Trevejo joined Cyclerion from Visterra, Inc., where he was a member of the Executive Team and served on the Board and led the pre-clinical and clinical development of novel biologics for infectious and rare diseases. Prior to Visterra, Inc., he held clinical development roles at Genentech, Inc. and Vertex Pharmaceuticals

Incorporated. Dr. Trevejo completed his clinical training, including an infectious disease fellowship following an internal medicine residency at Brigham and Women’s Hospital/Beth-Israel Deaconess Hospital/Harvard Medical School. He earned his M.D. and Ph.D. degrees from the Tri-Institutional M.D.-Ph.D. program at Cornell-Rockefeller-Sloan Kettering in New York City.

Mark Holdbrook has served as our Senior Vice President of Clinical Affairs among other positions since November 2018. Prior to this Mr. Holdbrook was an independent consultant from October 2017 to November 2018 and served as Senior/Executive Director for Oculeve Inc. (“Oculeve”), which was acquired by Allergan, from May 2014 to October 2017. He also served as the Vice President, Clinical Research, Data Management & Biostatistics of the Experien Group from December 2009 to May 2014, and at various positions including Vice President, U.S. Clinical Affairs of Santen Inc. from May 2000 to November 2009. Mr. Holdbrook received a B.A. from the University of California, San Diego.

Non-Employee Directors

Michael Ackermann, Ph.D., has served as a member of our Board of Directors and as chairperson of our Board of Directors since July 2017. Dr. Ackermann served as the Chief Executive Officer of Presidio Medical, Inc. from September 2017 to August 2021, and continues to serve on its board of directors. From October 2017 until October 2020, Dr. Ackermann served as the chairman of the board of Oyster Point Pharma, Inc.. Prior to that, he was Vice President, Neurostimulation for Allergan from August 2015 to June 2017 after serving as Chief Executive Officer of Oculeve, which was acquired by Allergan, from June 2012 to August 2015. Dr. Ackermann received a B.E. in biomedical engineering from Vanderbilt University and a M.S. and Ph.D. in biomedical engineering from Case Western Reserve University. We believe Dr. Ackermann is qualified to serve on our Board of Directors because of his substantial business and academic experience in the medical device and pharmaceutical development industries.

Bhaskar Chaudhuri, Ph.D., has served as a member of our Board of Directors since December 2019. Dr. Chaudhuri has more than 20 years’ experience in pharmaceutical management, research and development. Since June 2011, he has been the Operating Partner at Frazier Healthcare Ventures. Prior to that time, Dr. Chaudhuri served as President of Valeant Pharmaceuticals International, Inc. (“Valeant”) from January 2009 to September 2010. Prior to joining Valeant, Dr. Chaudhuri served for seven years as President and Chief Executive Officer of Dow Pharmaceutical Sciences, Inc. (“Dow”) and as a member of its board of directors from 2003 to 2008, at which time Dow was acquired by Valeant. Prior to that, Dr. Chaudhuri served as Executive Vice President of Scientific Affairs at Bertek Pharmaceuticals Inc. (“Bertek”), a subsidiary of Mylan N.V. (“Mylan”), from 1998 to 2000. Prior to his positions at Bertek, Dr. Chaudhuri served as the General Manager of the Dermatology Division of Mylan. Dr. Chaudhuri joined Mylan through the acquisition of Penederm, Inc., where he worked from 1992 to 1998 in a number of senior positions before becoming the Vice President of Research and Development. Dr. Chaudhuri currently serves on the boards of directors of Arcutis Biotherapeutics, Inc., since June 2016, Teligent Pharmaceuticals, Inc. since November 2010, and Vyome Biosciences, Ltd. since June 2015. He also serves on the Advisory Board of the Berman Institute of Johns Hopkins University. Dr. Chaudhuri holds a Bachelor of Science degree in Pharmacy and an M.S. in Industrial Pharmacy from Jadavpur University and a Ph.D. in Pharmaceutics form the University of Louisiana. We believe Dr. Chaudhuri’s qualifications to serve on our Board of Directors include his many years of experience in the pharmaceutical industry, including his prior positions in senior executive roles at major pharmaceutical companies.

Rosemary Crane, MBA, has served as a member of our Board of Directors since August 2021. Ms. Crane served as President and Chief Executive Officer of MELA Sciences, Inc. from 2013 to 2014. Ms. Crane was Head of Commercialization and a partner at Apple Tree Partners from 2011 to 2013. From 2008 to 2011, she served as President and Chief Executive Officer of Epocrates. Ms. Crane served in various senior executive positions at Johnson & Johnson from 2002 to 2008, including as Group Chairman, OTC & Nutritional Group from 2006 to 2008, as Group Chairman, Consumer, Specialty Pharmaceuticals and Nutritionals from 2004 to 2006, and as Executive Vice President of Global Marketing for the Pharmaceutical Group from 2002 to 2004.

Prior to that, she held various positions at Bristol-Myers Squibb Company from 1982 to 2002, including as President of U.S. Primary Care from 2000 to 2002, and as President of Global Marketing and Consumer Products from 1998 to 2000. Ms. Crane has served on the boards of directors of Teva Pharmaceutical Industries Ltd. since 2015, and Catalent, Inc. since 2018. From 2015 to 2019, she served as Vice Chairman of the Board of Zealand Pharma A/S. From 2017 to March 2019, she served on the board of directors of Edge Therapeutics, Inc. Ms. Crane received an M.B.A. from Kent State University and a B.A. in communications and English from the State University of New York. We believe Ms. Crane’s qualifications to serve on our Board of Directors include her broad experience and knowledge of the global pharmaceutical business and industry, as well as her experience as a director of multiple biotechnology and pharmaceutical companies.

Andrew Goldberg, M.D., has served as a member of our Board of Directors since August 2020. Since March 2021, Dr. Goldberg has served as a managing director at Marshall Wace LLP, a leading global provider of alternative investment solutions. Prior to this, Dr. Goldberg served as a principal and subsequently partner of Vivo Capital, a global healthcare investment firm that focuses exclusively on the life sciences industry, from February 2016 to March 2021. Prior to this, Dr. Goldberg was a consultant at McKinsey & Company from September 2014 to February 2016, where he served pharmaceutical, medical device, and biotechnology companies across a range of strategy, M&A, sales, marketing, and product development topics. Dr. Goldberg is a U.S. board-certified physician in both Critical Care Medicine and Emergency Medicine. He recently served as an Instructor in Medicine at the Mayo Clinic College of Medicine in Rochester, MN, from January 2013 to June 2013, where he also completed a fellowship in Critical Care Medicine and served as an Attending Physician in the Department of Emergency Medicine. Prior to this, he completed Emergency Medicine residency training at Los Angeles County + University of Southern California Medical Center (LAC+USC). His research has spanned a variety of topics, from traumatic brain injury and cardiac arrest to biomarker analysis and healthcare quality. He has over 25 scientific publications in leading peer-reviewed journals, including the Journal of the American Medical Association, Resuscitation, and the Cleveland Clinic Journal of Medicine. Dr. Goldberg received his M.D. from The George Washington University School of Medicine in Washington, DC, and a post-doctoral diploma in translational science from the Mayo Graduate School. He has held prior academic and clinical appointments at Oregon Health & Science University and the University of Arizona and currently at the Washington Township Medical Foundation. We believe Dr. Goldberg’s qualifications to serve on our Board of Directors include his many years of experience in strategy and product development in the pharmaceutical industry, and his experience investing in pharmaceutical companies.

William J. Link, Ph.D., has served as a member of our Board of Directors since January 2017. Dr. Link is a managing director and co-founder of both Flying L Partners, a venture capital firm formed in 2016 to focus on investing primarily in the ophthalmic space, and Versant Venture Management LLC, a life science venture capital firm investing in early stage healthcare companies. Prior to co-founding Versant in 1999, Dr. Link was a general partner at Brentwood Venture Capital. From 1987 to 1997, Dr. Link was founder, chairman, and Chief Executive Officer of Chiron Vision Corporation (acquired by Bausch & Lomb Surgical, Inc.). He also founded and served as President of American Medical Optics (acquired by Allergan). Dr. Link served as a director of Advanced Medical Optics (acquired by Abbott Laboratories) from 2002 to 2009 and Inogen from 2003 to February 2014. Before entering the healthcare industry, Dr. Link was an assistant professor in the Department of Surgery at the Indiana University School of Medicine. He has been a member of the boards of directors of Edwards Lifesciences Corporation from May 2009 to May 2021, Second Sight Medical Products, Inc. from 2003 to May 31, 2020, Glaukos Corporation from June 2001 to December 2021, and Oyster Point Pharma, Inc. from July 2015 to March 2022. Dr. Link holds a B.S., an M.S., and a Ph.D. in mechanical engineering from Purdue University. We believe Dr. Link is qualified to serve on our Board of Directors because of his extensive experience in successfully commercializing products in the medical device industry, as well as his prior experience on the boards of U.S. public companies.

Wendy Yarno, MBA, has served as a member of our Board of Directors since November 2020. Ms. Yarno retired in September 2008 from Merck & Co., Inc., a pharmaceutical company, following a 26-year career there in commercial and human resource positions of increasing seniority, most recently chief marketing officer before she retired. In that role, Ms. Yarno led a global organization charged with all aspects of supporting pre- and post-launch commercialization of pharmaceuticals in more than 20 therapeutic areas. Prior to this role, she served as General Manager, Cardiovascular and Metabolic U.S. Business Unit, and as Senior Vice President, Human Resources. After retiring from Merck, Ms. Yarno worked part-time as the chief marketing officer of HemoShear Therapeutics, LLC, a biotechnology research company and leading developer of human cell-based surrogate systems for discovery and assessment of new drug compounds, from September 2010 through September 2011. She currently serves as a director at various public companies, including Global Blood Therapeutics, Inc., Ideaya Biosciences Inc. and Inovio Pharmaceuticals, Inc. She previously served as a director of MyoKardia, Inc., St. Jude Medical, Inc., Medivation, Inc., Aratana Therapeutics, Inc., Alder BioPharmaceuticals, Inc. and Durata Therapeutics Inc. She also has past experience as a director for several small private company boards. Ms. Yarno holds a B.S. in business administration from Portland State University and an MBA from Temple University. We believe Ms. Yarno’s qualifications to serve on our Board of Directors include her operational, commercial and human resource experience in biotechnology and pharmaceutical companies, as well as her experience as a director of multiple biotechnology and pharmaceutical companies.

Elizabeth Yeu-Lin, M.D., has served as a member of our Board of Directors since December 2021. Dr. Yeu has been a Partner at Virginia Eye Consultants since 2014. She has served as an Assistant Professor of Ophthalmology at the Eastern Virginia Medical School since 2012. For the American Society of Cataract and Refractive Surgery, Dr. Yeu serves on the Executive Board, is currently Treasurer, and was selected to serve as President commencing in 2023. Dr. Yeu has authored hundreds of articles and is a frequent lecturer nationally and internationally in the areas of refractive cataract surgery, anterior segment reconstruction, ocular surface disease management and the surgical management of astigmatism. Dr. Yeu earned her medical degree through an accelerated and combined undergraduate/ medical school program at the University of Florida College of Medicine. She completed her Ophthalmology residency at Rush University Medical Center in Chicago, where she served as Chief Resident (2006-2007). Dr. Yeu completed a fellowship in cornea, anterior segment and refractive surgery at Baylor College of Medicine’s Cullen Eye Institute from 2007-2008, and she served as an Assistant Professor after her fellowship training. Dr. Yeu has served on the board of directors at STAAR Surgical Company since January 2021. In January 2022, she also joined the Board of Directors of Avellino Lab USA, Inc. We believe Dr. Yeu’s qualifications to serve on our Board of Directors include her experience as a practicing nationally recognized ophthalmologist and educator, deep understanding of the clinical of refractive surgeons and patients seeking visual freedom, as well as her experience as a director of multiple ophthalmic companies.

There are no family relationships among any of our directors or executive officers.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

As required under the listing standards of Nasdaq, a majority of the members of a listed company’s board of directors must be independent. Management and outside counsel have reviewed the directors’ responses to a questionnaire asking about their transactions, relationships and arrangements with us (and those of their immediate family members) and other potential conflicts of interest. Other than as set forth in this proxy statement, these questionnaires did not disclose any transactions, relationships, or arrangements that question the independence of our directors or director nominees. After reviewing this information, our Board of Directors affirmatively determined that all of our non-employee directors with the exception of Dr. Yeu, who also serves as the Company’s consulting Chief Medical Officer, were independent directors within the meaning of the applicable Nasdaq listing standards. The independent members of our Board of Directors will hold separate regularly scheduled executive session meetings at which only independent directors are present.

Information Regarding the Board of Directors and its Committees

As required under Nasdaq listing standards, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. After our initial public offering in 2020, our Board of Directors had an audit committee, a compensation committee, and a nominating and corporate governance committee. In August 2021, our Board also established a science and technology committee. The following table provides membership information for each of such Board of Directors committees as of December 31, 2021:

Name	Audit		Compensation		Nominating and Corporate Governance		Science and Technology
Michael Ackermann, Ph.D.			X		X	*	X
Bhaskar Chaudhuri, Ph.D.	X
Rosemary Crane, MBA	X	*					X	*
Andrew Goldberg, M.D.					X		X
William J. Link, Ph.D.			X		X		X
Jason Tester, MBA(1)	X
Elizabeth Yeu-Lin, M.D.							X
Wendy Yarno, MBA	X		X	*

*	Committee Chair.
(1)	Mr. Tester resigned from the Board of Directors on August 10, 2021.

Below is a description of each committee of our Board of Directors. Our Board of Directors has determined that each member of the audit, compensation and nominating and corporate governance committees meets the applicable rules and regulations regarding “independence” and also that each member of the audit committee, compensation committee, and nominating and corporate governance committee is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The members of our audit committee are Dr. Chaudhuri, Ms. Crane, and Ms. Yarno. Mr. Tester served on our audit committee until his resignation in August 2021. Each member of our audit committee (i) can read and understand fundamental financial statements, and (ii) is independent under the rules and regulations of the SEC and the listing standards of Nasdaq applicable to audit committee members. Ms. Crane chairs the audit committee. Our Board of Directors has determined that Ms. Crane qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of Nasdaq. Please also see the report of the audit committee set forth elsewhere in this proxy statement.

Our audit committee assists our Board of Directors’ oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications, independence and performance of the independent registered public accounting firm, the design and implementation of our internal audit function, risk assessment, and risk management. Among other things, our audit committee is responsible for reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures. The audit committee also discusses with our management and independent registered public accounting firm the annual audit plan and scope of audit activities, scope and timing of the annual audit of our financial statements, and the results of the audit, quarterly reviews of our financial statements and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing and overseeing procedures for the receipt, retention and treatment of any complaints reporting accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by our employees of concerning questionable accounting or auditing matters. In addition, our audit committee has direct responsibility for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. Our audit committee has sole authority to approve the hiring and discharging of our independent registered public accounting firm, all audit engagement fees and terms and all permissible non-audit engagements with the independent auditor. Our audit committee will review and oversee all related person transactions in accordance with our policies and procedures.

Our audit committee charter can be found on the corporate governance section of our corporate website at www.tarsusrx.com. Each of Dr. Chaudhuri, Mr. Tester, Ms. Crane, and Ms. Yarno served on the audit committee of our Board of Directors during 2021. The audit committee met 4 times during 2021.

Compensation Committee

The members of our compensation committee are Dr. Ackermann, Ms. Yarno, and Dr. Link. Ms. Yarno chairs the compensation committee. Each member of our compensation committee is independent under the rules and regulations of the SEC and the listing standards of Nasdaq applicable to compensation committee members, is a “non-employee director,” as defined in Rule 16b-3 adopted under Section 16 of the Exchange Act and an “outside director” under Regulation Section 1.162-27 adopted under Section 162(m) of the Code of 1986, as amended. Our compensation committee assists our Board of Directors with its oversight of the forms and amount of compensation for our executive officers, and the administration of our incentive plans for employees and other service providers, including our equity incentive plans, and certain other matters related to our compensation programs. Our compensation committee has the authority to engage the services of outside consultants and advisors to assist it in making decisions regarding our executive compensation programs. Nancy Arnosti has been retained by our compensation committee to advise the compensation committee regarding the compensation of our executive officers and non-employee directors. The compensation committee believes that Ms. Arnosti’s expertise in the life sciences industry provides the compensation committee with relevant and targeted advice, and that Ms. Arnosti is independent and that her work has not raised any conflicts of interest.

In establishing compensation amounts for executives, our compensation committee seeks to support the Company’s overall business strategy and objectives, attract and retain key executives, link compensation with business objectives and organizational performance, and provide competitive compensation opportunities. The compensation committee may form subcommittees and delegate its power and authority such subcommittees. A more detailed description of the compensation committee’s functions can be found in our compensation committee charter. The charter is published in the corporate governance section of our website at www.tarsusrx.com. Each of Dr. Ackermann, Dr. Goldberg, Ms. Yarno, and Dr. Link served on the compensation committee of our Board of Directors during 2021.

The compensation committee met 5 times during 2021. Dr. Azamian, our principal executive officer, does not participate in the determination of his own compensation or the compensation of directors. However, Dr. Azamian makes recommendations to the compensation committee regarding the amount and form of the compensation of the other executive officers and key employees, and Dr. Azamian participates in the Committee’s deliberations about their compensation. Ms. Whitfield, our Chief Human Resources Officer, also assists the compensation committee in its executive officer, director and employee compensation deliberations. No other executive officers participate in the determination of the amount or form of the compensation of executive officers or directors.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Dr. Ackermann, Dr. Goldberg and Dr. Link. Dr. Ackermann chairs the nominating and corporate governance committee. Our nominating and corporate governance committee assists our Board of Directors with its oversight of and identification of individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors, and selects, or recommends that our Board of Directors select, director nominees; develops and recommends to our Board of Directors a set of corporate governance guidelines; and oversees the evaluation of our Board of Directors. Our nominating and corporate governance committee charter can be found on the corporate governance section of our corporate website at www.tarsusrx.com. Each of Dr. Ackermann, Dr. Goldberg and Dr. Link served on our nominating and corporate governance committee during 2021. All members of our nominating and corporate governance committee are independent as currently defined under Nasdaq listing standards. Our nominating and corporate governance committee met 4 times during 2021.

Our nominating and corporate governance committee believes that the minimum qualifications and skills that candidates for director should possess include (a) the highest professional and personal ethics and values, (b) a commitment to enhancing stockholder value and (c) sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. The committee also considers the following factors, in no particular order of importance: (a) various and relevant career experience, (b) relevant skills, such as an understanding of the Company’s business, (c) financial expertise, (d) diversity, and (e) local and community ties. However, our nominating and corporate governance committee retains the right to modify these qualifications from time to time.

Under our corporate governance guidelines diversity is one of several critical factors that the nominating and corporate governance committee considers when evaluating the composition of our Board of Directors, amongst other critical selection criteria. We consider various diversity factors when considering director candidates, including race, ethnicity, gender, national origin, and geography. Our Board of Directors currently includes directors with a range of diversity. We believe each director contributes to our Board of Directors’ overall diversity by providing a variety of perspectives based on distinct personal and professional experiences and backgrounds. We are committed to maintaining and enhancing the diversity of our Board of Directors and in furtherance of this, the nominating and corporate governance committee will conduct annual self-evaluations to assess its performance and effectiveness, which we expect will include its consideration of diversity and other selection criteria.

Our nominating and corporate governance committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as candidates identified by our Board of Directors or our nominating and corporate governance committee for consideration. If a stockholder of the Company wishes to recommend a director candidate for consideration by our nominating and corporate governance committee, the stockholder recommendation should be delivered to the Corporate Secretary of the Company at the principal executive offices of the Company, and must include information regarding the candidate and the stockholder making the recommendation.

Science and Technology Committee

The members of our science and technology committee are Ms. Crane, Dr. Ackermann, Dr. Goldberg, Dr. Link, and Dr. Yeu. Ms. Crane chairs the science and technology committee. Our science and technology committee assists our Board of Directors with its oversight and evaluation of (i) the Company’s overall investment in and strategic direction with respect to technological and scientific initiatives and (ii) the Company’s business development and internal innovation initiatives.

The science and technology committee met 2 times during 2021.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Each of Dr. Ackermann, Dr. Goldberg, Ms. Yarno, and Dr. Link served on our compensation committee during 2021. None of the members of our compensation committee was at any time during the 2021 fiscal year (or at any other time) an officer or employee of the Company. None of our executive officers serves as a member of our Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or compensation committee.

BOARD LEADERSHIP STRUCTURE

Our Board of Directors is currently chaired by Dr. Ackermann. As a general policy, our Board of Directors believes that separation of the positions of chairperson of our Board of Directors and Chief Executive Officer reinforces the independence of our Board of Directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board of Directors as a whole. As such, Dr. Azamian serves as our President and Chief Executive Officer while Dr. Ackermann serves as the chairperson of our Board of Directors but is not an officer of the Company. We currently expect and intend the positions of chairperson of our Board of Directors and Chief Executive Officer to continue to be held by two individuals in the future.

ROLE OF THE BOARD IN RISK OVERSIGHT

Our Board of Directors provides risk oversight for our entire company by receiving management presentations, including risk assessments, from all functional areas of our company, and discussing these assessments with management. Our Board of Directors’ overall risk oversight is supplemented by the various committees. The audit committee discusses with management and our independent auditors our risk management guidelines and policies, our major financial risk exposures and the steps taken to monitor and control such exposures.

Our compensation committee oversees risks related to our compensation programs and discusses with management its annual assessment of our employee compensation policies and programs. Based upon this review, our compensation committee believes that any risks arising from such policies and practices are not reasonably likely to have a material adverse effect on the Company in the future. Specifically, we believe that the elements of our compensation program do not encourage unnecessary or excessive risk-taking. Base salaries are fixed in amount and thus do not encourage risk-taking. A significant proportion of the compensation provided to our executives, and a material amount of the compensation provided to other employees, is in the form of long-term equity awards that are important to help further align employee interests with those of our stockholders. We do not believe that these awards encourage unnecessary or excessive risk-taking because the ultimate value of the awards is tied to our stock price, and because awards are subject to long-term vesting schedules to help ensure that employees have significant value tied to long-term stock price performance.

STOCKHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

Stockholders wishing to communicate with our Board of Directors or with an individual member of our Board of Directors may do so by writing to our Board of Directors or to the particular member of our Board of Directors, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication was addressed. Please note that the foregoing communication procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

MEETINGS OF THE BOARD OF DIRECTORS

Our Board of Directors met eight times during 2021. Each member of our Board of Directors attended at least 75% or more of the aggregate of the meetings of our Board of Directors and of the committees on which he or she served, held during the period for which such member was a director or committee member. Members of our Board of Directors and its committees also consulted informally with management from time to time and acted at various times by written consent without a meeting during 2021. While we do not have a formal policy regarding attendance by members of our Board of Directors at our annual meetings of stockholders all directors are encouraged to attend. At our 2021 Annual Meeting of Stockholders, all of our then-serving directors were in attendance.

CORPORATE GOVERNANCE GUIDELINES

Our Board of Directors adopted corporate governance guidelines to ensure that our Board of Directors has the necessary practices in place to review and evaluate our business operations and long-term strategy. The corporate governance guidelines set forth the practices our Board of Directors follows with respect to board and corporate governance, including board leadership, evaluating management’s performance and compensation, formulating company strategy, overseeing risk management and legal and ethical compliance, and managing potential conflicts of interest, among other responsibilities. The corporate governance guidelines, as well as the charters for each committee of our Board of Directors, are posted on the Corporate Governance section of our Investors & News section of our website at ir.tarsusrx.com/corporate-governance.

CODE OF CONDUCT

Our Board of Directors has adopted a code of conduct, which applies to all of our employees, officers, and directors. We also expect our agents, representatives, and consultants to follow our code of conduct in connection with their work for us. The full text of our code of conduct is posted on the Corporate Governance section of our Investors & News section of our website at www.tarsusrx.com. We intend to disclose future amendments to, or waivers of, our code of conduct as and to the extent required by SEC regulations, at the same location on our website identified above and in public filings. Our code of conduct represents the standards by which we operate and reflects that we are an ethical, mindful and transparent business. The purpose of our code of conduct is to promote honest and ethical conduct, including with respect to actual or apparent conflicts of interest between personal and professional relationships, to promote full, fair, accurate, timely and understandable disclosure in periodic reports to be filed by us, to promote compliance with applicable governmental laws, rules and regulations, promoted the protection of the Company’s assets, including corporate opportunities and confidential information, promote fair dealing practices, deter wrongdoing, promote prompt internal reporting of violations of the code of conduct to an appropriate person(s) identified in the code of conduct, and ensure accountability for adherence to the code of conduct.

HEDGING AND PLEDGING POLICIES

Pursuant to our Insider Trading Policy, all employees and agents, including our executive officers and directors, are prohibited from trading in publicly-traded options, such as puts or calls, or other derivative securities in our securities, including hedging or similar transactions designed to decrease the risks associated with holding our securities. Employees are also prohibited from including our securities in a margin account or pledging our securities as collateral for a loan. Further, it is against our Insider Trading policy for any employee (including any executive officers) to engage in short sales of our common stock. Any violation of the policies may result in disciplinary action, including dismissal for cause.

CORPORATE RESPONSIBILITY AND BOARD DIVERSITY

We understand that long-term value creation for stockholders is our core responsibility. We also have an important role to play for our team members and the communities we serve, which is fundamental to our culture, as well as good business.

Employee Wellbeing

Our values-based culture and our employees are a critical component of our success. We strive to create a supportive and professional environment for our employees. We expend considerable management time and attention, and financial resources, to attracting, retaining, and motivating exceptional individuals at our company.

Diversity and Inclusion

We are committed to creating and maintaining a workplace free from discrimination or harassment on the basis of race, color, citizenship, religion, creed, national origin, ancestry, gender, sexual orientation, age, marital status, veteran status, disability, medical condition, or any other status protected by applicable law. Our employment policies and compliance trainings prohibit such discrimination and harassment. Our management team and employees are also expected to exhibit and promote honest, ethical, and respectful conduct in the workplace.

Our Board of Directors values having a board that reflects diverse perspectives, including those based on gender, ethnicity, skills, experience at policy-making levels in areas that are relevant to our activities, and functional, geographic and cultural backgrounds. The following Board Diversity Matrix presents our Board of Directors diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. Our Board of Directors satisfies the minimum objectives of Nasdaq Rule 5605(f) by having at least one director who identifies as female and at least one director who identifies as a member of an Underrepresented Minority (as defined by the Nasdaq Rules). As we pursue future recruitment efforts for our Board of Directors, our nominating and corporate governance committee will continue to seek out candidates who can contribute to the diversity of views and perspectives of our Board of Directors. This includes seeking out individuals of diverse ethnicities, gender identity and diverse perspectives informed by other personal and professional experiences.

Board Diversity Matrix (As of April 15, 2022)
Total Number of Directors	8
	Female	Male
Part I: Gender Identity
Directors by gender identity	3	5
Part II: Demographic Background
White	2	4
Asian	1	1

Directors who identify as Iranian-American: 1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of March 31, 2022 for:

•	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our directors and director nominees;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as noted by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The table below is based upon information supplied by officers, directors and principal stockholders and Schedules 13G and 13D filed with the SEC.

We have based our calculation of the percentage of beneficial ownership on 20,718,531 shares of our Common Stock outstanding as of March 31, 2022. We have deemed shares of our Common Stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2022 to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is 15440 Laguna Canyon Road, Suite 160, Irvine, California 92618.

	Shares Beneficially Owned
Name of Beneficial Owner	Shares	Percentage
Named Executive Officers and Directors:
Bobak Azamian (1)	1,992,957	9.26%
Michael Ackermann (2)	1,465,585	6.98%
Bhaskar Chaudhuri (3)	10,000	*
Andrew Goldberg (4)	10,000	*
William J. Link (5)	1,011,281	4.88%
Wendy Yarno (6)	6,666	*
Dianne Whitfield (7)	29,789	*
Bryan Wahl (8)	34,789	*
Elizabeth Yeu-Lin (9)	17,543	*
Rosemary Crane	—	—%
All executive officers and directors as a group (14 persons) (10)	5,523,876	24.74%
5% Stockholders:
Vivo Capital Fund IX, L.P. (11)	2,987,331	14.45%
Entities affiliated with RTW Investments, LP (12)	2,013,601	9.71%
Frazier Life Sciences IX, L.P. (13)	1,417,157	6.84%
Entities affiliated with Cormorant Asset Management, LP (14)	1,403,331	6.77%
Perceptive Advisors (15)	1,296,416	6.25%

*	Less than one percent.

(1)

Consists of (i) 1,750 shares of common stock held directly by Dr. Azamian (ii) 787,101 shares of common stock issuable pursuant to options held directly by Dr. Azamian exercisable within 60 days of March 31, 2022, and (iii) 1,204,106 shares of common stock held by Bobak Azamian, as Trustee of the Bobak Azamian Living Trust, established April 16, 2018. Dr. Azamian is a trustee the Bobak Azamian Living Trust, established April 16, 2018 and has voting and investment control with respect to these shares.

(2)

Consists of (i) 1,204,016 shares of common stock held directly by Dr. Ackermann and (ii) 261,569 shares of common stock issuable pursuant to options held directly by Dr. Ackermann exercisable within 60 days of March 31, 2022.

(3)	Consists of 10,000 shares of common stock issuable pursuant to options held directly by Dr. Chaudhuri exercisable within 60 days of March 31, 2022.
(4)	Consists of 10,000 shares of common stock issuable pursuant to options held directly by Dr. Goldberg exercisable within 60 days of March 31, 2022.
(5)

Consists of (i) 134,632 shares of common stock held directly by Dr. Link (ii) 10,000 shares of common stock issuable pursuant to options held directly by Dr. Link exercisable within 60 days of March 31, 2022 (iii) 862,301 shares of common stock owned by Flying L Investments XI, LLC and (iv) 4,348 shares of common stock owned by Flying L Partners XI, LLC. Dr. Link is the Manager of Flying L Investments XI, LLC and Flying L Partners XI, LLC, and in his capacity as such, Dr. Link may be deemed to have sole voting and investment power over shares held by Flying L Investments XI, LLC and Flying L Partners XI, LLC. Dr. Link disclaims beneficial ownership of the shares held by Flying L Investments XI, LLC and Flying L Partners XI, LLC except to the extent of his pecuniary interest in such shares.

(6)	Consists of 6,666 shares of common stock issuable pursuant to options held directly by Ms. Yarno exercisable within 60 days of March 31, 2022.
(7)	Consists of 29,789 shares of Common Stock issuable pursuant to options held directly by Ms. Whitfield exercisable within 60 days of March 31, 2022.
(8)

Consists of (i) 5,000 shares of common stock held directly by Dr. Wahl and (ii) 29,789 shares of Common Stock issuable pursuant to options held directly by Dr. Wahl exercisable within 60 days of March 31, 2022.

(9)	Consists of 17,543 shares of common stock issuable pursuant to options held directly by Dr. Yeu-Lin exercisable within 60 days of March 31, 2022.
(10)

Consists of (i) 3,933,531 shares of common stock beneficially owned by our directors and executive officers and (ii) 1,600,938 shares of common stock issuable to our directors and named executive officers upon exercise of outstanding stock options exercisable within 60 days of March 31, 2022.

(11)

Consists of 2,987,331 shares of Common Stock held of record by Vivo Capital Fund IX, L.P. Vivo Capital IX, LLC is the general partner of Vivo Capital Fund IX, L.P. The voting members of Vivo Capital IX, LLC are Frank Kung, Edgar Engleman, Shan Fu, Jack Nielsen and Michael Chang. None of such voting members have individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of such shares. The principal business address of Vivo Capital IX, LLC is 192 Lytton Avenue, Palo Alto, CA 94301.

(12)

Consists of 2,013,601 shares of Common Stock held in the aggregate by RTW Master Fund, Ltd., and one or more private funds (together, the “RTW Funds”) managed by RTW Investments, LP (the “RTW Adviser”). The RTW Adviser, in its capacity as the investment manager of the RTW Funds, has the power to vote and the power to direct the disposition of the shares held by the RTW Funds. Accordingly, the RTW Adviser may be deemed to be the beneficial owner of such securities. Roderick Wong, M.D., as the Managing Partner of the RTW Adviser, has the power to direct the vote and disposition of the securities held by the RTW Adviser. Dr. Wong disclaims beneficial ownership of the shares held by the RTW Funds, except to the extent of his pecuniary interest therein. The address and principal office of RTW Investments, LP is 40 10th Avenue, Floor 7, New York, NY 10014, and the address of Dr. Wong and each of the RTW Funds is c/o RTW Investments, LP, 40 10th Avenue, Floor 7, New York, NY 10014.

(13)

Consists of 1,417,157 shares of Common Stock held directly by Frazier Life Sciences IX, L.P. (“FLS LP”). The general partner of FLS LP is FHMLS IX, L.P., and the general partner of FHMLS IX, L.P. is FHMLS IX, LLC. James Topper and Patrick J. Heron are the sole managing members of FHMLS IX, LLC, and share voting and investment power with respect to such shares held by FLS LP. Dr. Topper and Mr. Heron disclaim beneficial ownership of such shares except to the extent of their pecuniary interest in such shares. The principal business address of Frazier Life Sciences IX, L.P. is Two Union Square, 601 Union St., Suite 3200, Seattle, WA 98101.

(14)

Consists of (i) 351,849 shares of Common Stock held by Cormorant Private Healthcare Fund III, LP (“Cormorant PHF III”), (ii) 281,422 shares of Common Stock held by Cormorant Private Healthcare Fund II, LP (“Cormorant PHF II”), (iii) 764,560 shares of Common Stock held by Cormorant Global Healthcare Master Fund, LP (“Cormorant GHMF”), and (iv) 5,500 shares of Common Stock held by CRMA SPV, L.P. (“CRMA SPV”). Cormorant Private Healthcare GP III, LLC and Cormorant Asset Management, LP serve as the general partner and investment manager of Cormorant PHF III, respectively. Cormorant Private Healthcare GP II, LLC and Cormorant Asset Management, LP serve as the general partner and investment manager of Cormorant PHF II, respectively. Cormorant Global Healthcare GP, LLC and Cormorant Asset Management, LP serve as the general partner and investment manager of Cormorant GHMF, respectively. Cormorant Asset Management, LP serves as the investment manager of CRMA SPV. Bihua Chen serves as the managing member of each of Cormorant Private Healthcare GP III, LLC, Cormorant Private Healthcare GP II, LLC, Cormorant Global Healthcare GP, LLC, and Cormorant Asset Management GP, LLC. Each of the reporting persons disclaims beneficial ownership of the shares except to the extent of its or her pecuniary interest therein. The address of the principal business office of Cormorant PHF III, Cormorant PHF II, Cormorant GHMF and CRMA SPV is 200 Clarendon Street, 52nd Floor, Boston, MA 02116.

(15)

Consists of 1,296,416 shares of Common Stock held directly by Perceptive Life Sciences Master Fund, Ltd. (the “Master Fund”). Perceptive Advisors LLC (“Perceptive Advisors”) serves as the investment manager to the Master Fund and may be deemed to beneficially own such shares. Joseph Edelman is the managing member of Perceptive Advisors and may be deemed to beneficially own such shares. The principal business address of the Master Fund is 51 Astor Place, 10th Floor, New York, NY 10003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of our Common Stock to file reports regarding their ownership and changes in ownership of our securities with the SEC, and to furnish us with copies of all Section 16(a) reports that they file.

We believe that during the fiscal year ended December 31, 2021, our directors, executive officers, and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements. In making these statements, we have relied upon a review of the copies of Section 16(a) reports furnished to us and the written representations of our directors, executive officers, and greater than 10% stockholders.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

POLICIES AND PROCEDURES FOR RELATED PARTY TRANSACTIONS

We adopted a formal written policy providing that we are not permitted to enter into any transaction, arrangement, or relationship (or series of similar transactions, arrangements, or relationships) that exceeds the lesser of $120,000 or 1% of the average of our total assets for the last two completed fiscal years and in which any related person has a direct or indirect material interest without the consent of our audit committee. As provided by our audit committee charter, our audit committee has the primary responsibility for the review, approval and oversight of such “related person transactions.” Under our related person transaction policy, our management is required to submit any related person transaction not previously approved or ratified by our audit committee to our audit committee. In approving or rejecting the proposed transactions, our audit committee takes into account all of the relevant facts and circumstances available and deemed relevant to our audit committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. Our audit committee will approve only those transactions that, as determined by our audit committee, are in, or are not inconsistent with, our best interests and the best interests of our stockholders.

We entered into the Investors’ Rights Agreement prior to the adoption of this policy. Although we did not have a written policy for the review and approval of transactions with related persons, our Board of Directors historically reviewed and approved any transaction in which a director or officer had a financial interest, including the Investors’ Rights Agreement described below. Prior to approving such a transaction, the material facts as to relationship or interest of the relevant director, officer or holder of 5% or more of any class of our voting securities in the agreement or transaction was disclosed to our Board of Directors. Our Board of Directors took this information into account when evaluating the transaction and in determining whether such transaction was fair to us and in the best interest of all our stockholders.

RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements with directors and named executive officers described elsewhere in this proxy statement, since January 1, 2020, we were involved in the following transactions in which we were or are a party involving an amount in excess of the lower of (i) $120,000 or (ii) 1% of the average of our total assets at year end for the last two completed fiscal years and in which any director, executive officer, holder of more than 5% of our capital stock, or any member of the immediate family or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

LICENSE AGREEMENT WITH LIANBIO

On March 26, 2021, we entered into a development and license agreement (the “LianBio Agreement”) with LianBio Ophthalmology Limited (“LianBio”), pursuant to which, among other things, we licensed the product rights for the development and commercialization of TP-03 (lotilaner ophthalmic solution, 0.25%) in the People’s Republic of China, Hong Kong, Macau, and Taiwan (the “Territories”) for the treatment of Demodex blepharitis and Meibomian Gland Disease (the “China Out-License”). Under the terms of the LianBio Agreement, we received payments from LianBio totaling $25 million in April and May 2021 as initial consideration, and a total of $30 million in June and August 2021 for the achievement of two clinical development milestones. We will be eligible to receive additional clinical and drug supply milestone payments of up to $50 million, and China-based TP-03 sales threshold milestone payments of up to $100 million, as well as tiered mid-to-high-teen royalties on the sale of TP-03 in the Territories. As part of this arrangement, we received penny warrants to purchase ordinary shares of LianBio, which will vest or have vested upon the achievement of certain clinical development and regulatory milestones. The term of the China Out-License will expire upon the expiration of the royalty term in the Territories, unless earlier terminated. LianBio may also terminate the China Out-License for any reason upon ninety days’ prior notice to us. LianBio is an affiliate of Perceptive Advisors, one of our 5% stockholders.

CONSULTING AGREEMENT WITH DR. YEU

On August 1, 2020, prior to her appointment to our Board, we entered into a consulting agreement with Dr. Yeu (as amended, the “Yeu Consulting Agreement”) under which Dr. Yeu serves as our Chief Medical Advisor. The Yeu Consulting Agreement provides for Dr. Yeu to receive annual cash compensation of $240,000. Additionally, Dr. Yeu was granted an option to purchase 33,372 shares of our common stock pursuant to the Yeu Consulting Agreement, with exercise prices ranging from $2.01 to $34.72 per share. Pursuant to the existing terms of her outstanding options, Dr. Yeu will continue to vest in her outstanding options as she continues to provide services to us pursuant to the Yeu Consulting Agreement. The Yeu Consulting Agreement may be terminated by either party with ten days’ notice. The Yeu Consulting Agreement contains standard confidentiality, indemnification and intellectual property assignment provisions in favor of the Company.

SERIES C PREFERRED STOCK FINANCING

In September 2020, we issued and sold an aggregate of 2,857,079 shares of our Series C preferred stock at a cash purchase price of $14.0003 per share of Series C preferred stock for an aggregate purchase price of approximately $40.0 million. These shares of Series C preferred stock converted into an aggregate of 2,857,079 shares of Common Stock upon the completion of our IPO. The table below sets forth the number of shares of Series C preferred stock sold to our directors, executive officers and holders of more than 5% of our capital stock:

Investor		Affiliated Director(s) or Officer(s)	Shares of Series C Preferred Stock	Total Purchase Price
Vivo Capital Fund IX, L.P.	Andrew Goldberg (1)		214,281	$3,000,000
Frazier Life Sciences IX, L.P.	Bhaskar Chaudhuri (2)		214,281	$3,000,000
Horowitz Limited Partnership VIII	Jason Tester		71,427	$1,000,000
Entities affiliated with RTW Investments, LP (3)			1,071,406	$14,999,998
Entities affiliated with Cormorant Asset Management, LP (4)			714,268	$9,999,996

(1)

Dr. Goldberg was designated by Vivo Capital Fund IX, L.P. but does not have any voting or investment control over the shares held by Vivo Capital Fund IX, L.P. Dr. Goldberg was no longer at Vivo Capital Fund IX, L.P. as of March 2021.

(2)	Dr. Chaudhuri was designated by Frazier Life Sciences IX, L.P. but does not have any voting or investment control over the shares held by Frazier Life Sciences IX, L.P.
(3)

Entities affiliated with RTW Investments, LP holding shares of our Series C preferred stock which are aggregated for purposes of reporting share ownership information include RTW Master Fund, Ltd., RTW Innovation Master Fund, Ltd. and RTW Venture Fund Limited.

(4)

Entities affiliated with Cormorant Asset Management, LP holding shares of our Series C preferred stock which are aggregated for purposes of reporting share ownership information include Cormorant PHF III, Cormorant PHF II, Cormorant GHMF, LP and CRMA SPV, or the Cormorant Funds.

DIRECTED SHARE PROGRAM

At our request, the underwriters of our IPO offering in October 2020 reserved up to 3.7% of the shares of Common Stock that were offered for sale at the initial public offering price, to our business associates and certain other persons associated with us. Shares purchased under the directed share program were subject to a 180-day lock-up restriction.

PARTICIPATION IN OUR INITIAL PUBLIC OFFERING

Certain of our directors, executive officers and previously existing stockholders that are affiliated with certain of our directors or that beneficially owned more than 5% of our outstanding Common Stock purchased an aggregate of 3,560,945 shares of our Common Stock in our IPO in October 2020 at the initial public offering price. The following table sets for the aggregate number of our Common Stock that these directors, officers and 5% stockholders and their affiliates purchase in our initial public offering:

Purchaser	Shares of Common Stock	Total Purchase Price
Entities affiliated with RTW Investments, LP(1)	1,392,195	$22,275,120
Entities affiliated with Cormorant Asset Management, LP(2)	1,250,000	20,000,000
Frazier Life Sciences IX, L.P.	312,500	5,000,000
Vivo Capital Fund IX, L.P.	250,000	4,000,000
Entities affiliated with Horowitz Limited Partnership VIII(3)	184,375	2,950,000
Entities affiliated with Jason Tester(4)	171,875	2,750,000

(1)	Consists of 1,392,195 shares of our Common Stock purchased by the RTW Funds, each managed by the RTW Adviser.
(2)	Consists of 1,250,000 shares of our Common Stock purchased by the Cormorant Funds. Cormorant Asset Management, LP serves as the investment manager to the Cormorant Funds.
(3)

Consists of (i) 168,750 shares of our Common Stock purchased by Horowitz Limited Partnership VIII and (ii) 15,625 shares of our Common Stock purchased by the Adam S. Horowitz Revocable Trust. Horowitz Limited Partnership VIII is a 5% or greater stockholder, and Jason Tester, a member of our Board until his resignation in August 2021, is an affiliate of Horowitz Limited Partnership VIII.

(4)

Consists of (i) 168,750 shares of our Common Stock purchased by Horowitz Limited partnership VIII and (ii) 3,125 shares of our Common Stock purchased by the Tester Living Trust. Jason Tester, a member of our Board until his resignation in August 2021, is an affiliate of Horowitz Limited Partnership VIII and is trustee of the Tester Living Trust.

INVESTORS’ RIGHTS AGREEMENT

We are party to an amended and restated investors’ rights agreement with certain holders of our capital stock, including (i) entities affiliated with Mr. Tester, (ii) entities affiliated with Visionary Venture Fund, (iii) Vivo Capital Fund IX, L.P., (iv) Frazier Life Sciences IX, L.P., (v) Flying L Investments XI, LLC, (vi) entities affiliated with RTW Investments, LP, (vii) entities affiliated with Cormorant Asset Management, LP, (viii) Dr. Ackermann and (ix) Dr. Azamian. Under our investors’ rights agreement, certain holders of our capital stock have the right to demand that we file a registration statement or request that their shares of our capital stock be covered by a registration statement that we are otherwise filing.

INDEMNIFICATION AGREEMENTS

We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

EXECUTIVE COMPENSATION

2021 SUMMARY COMPENSATION TABLE

The following table provides information regarding the compensation of our “principal executive officer” and our next two most highly compensated executive officers during the 2021 fiscal year. We refer to these individuals as our “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Option Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Bobak Azamian, M.D., Ph.D.	2021	550,000	269,500	6,029,589	21,634	6,870,723
President, Chief Executive Officer and Director	2020	437,000	211,484	1,847,092	14,820	2,510,396

Dianne Whitfield, MSW(4)	2021	358,636	194,599	2,628,804	25,665	3,207,704
Chief Human Resources Officer

Bryan Wahl, M.D., J.D. (5)	2021	345,000	191,408	2,081,421	9,113	2,626,942
General Counsel and Secretary

(1)

The amounts in this column reflect annual cash bonuses paid with respect to the applicable fiscal year and, in the case of Ms. Whitfield, a $53,191 sign on bonus she was paid in fiscal 2021 and, in the case of Dr. Wahl, a $50,000 sign on bonus he was paid in fiscal 2021.

(2)

The amounts in this column reflect the aggregate grant date fair value of option awards granted, computed in accordance with FASB ASC Topic 718. See Note 5 of the notes to our audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on March 14, 2021.

(3)	The amounts in this column reflect premiums for medical benefits, or waiver allowances if benefits were not elected, paid to each of our named executive officers.
(4)	Ms. Whitfield was appointed Chief Human Resources Officer on January 4, 2021. Accordingly, compensation information is only provided for 2021.
(5)	Dr. Wahl was appointed General Counsel on January 18, 2021. Accordingly, compensation information is only provided for 2021.

NARRATIVE EXPLANATION OF COMPENSATION ARRANGEMENTS WITH OUR NAMED EXECUTIVE OFFICERS

BASE SALARIES AND ANNUAL INCENTIVE OPPORTUNITIES

The base salaries of all of our named executive officers are reviewed from time to time and adjusted when our Board of Directors or compensation committee determines an adjustment is appropriate. For our 2021 fiscal year, the base salary of Dr. Azamian was set at $550,000 in connection with our compensation committee’s annual review of our executives’ performance and compensation, which was an increase from Dr. Azamian’s salary in 2020 of $532,000. The base salaries of Ms. Whitfield and Dr. Wahl were negotiated at the time of their hire and set at $360,000 each. No changes were made to either of their base salaries in connection with the compensation and performance reviews in early 2021.

Each of our named executive officers is eligible to earn an incentive bonus for each of our fiscal years, with such bonus awarded based on individual performance goals, as well as corporate goals related to our product development and advancement of clinical studies established by our chief executive officer and approved by our compensation committee. During our fiscal year ended December 31, 2021, our named executive officers were eligible to earn cash incentive bonuses based on a combination of corporate and individual goals. We require that participants continue to be employed through the payment date to receive a bonus. For our 2021 fiscal year, the target bonus rate (as a percentage of base salary) was 50% for Dr. Azamian, 40% for Ms. Whitfield and 40% for Dr. Wahl.

EQUITY COMPENSATION

We offer stock options to our employees, including our named executive officers, as the long-term incentive component of our compensation program. Our stock options allow our employees to purchase shares of our common stock at a price equal to the fair market value of our common stock on the date of grant. In the past, our Board of Directors or compensation committee has determined the fair market value of our common stock based on inputs including valuation reports prepared by third party valuation firms; however, following our initial public offering in 2020, our Board of Directors or compensation committee determines the fair market value of our common stock based on the closing price of our common stock. Generally, our stock options granted to new hires have vested as to 25% of the total number of option shares on the first anniversary of the award and in equal monthly installments over the following 36 months.

In connection with their commencement of employment with us in January 2021, Ms. Whitfield and Dr. Wahl each received an option grant for 89,368 shares of our common stock, as described in further detail below in “Employment Arrangements with Named Executive Officers.” The new hire option grants that they received vest in accordance with our standard new hire vesting schedule, with 25% of the total number of option shares on the first anniversary of the award and in equal monthly installments over the following 36 months, subject to the named executive officer’s continued service through each vesting date.

In January 2021, in connection with our compensation committee’s annual review of our executives’ performance and compensation, Dr. Azamian received an option grant for 204,998 shares of our common stock (the “Refresh Grant”). The Refresh Grant vested as to 25% of the total number of option shares on January 7, 2022, and the remaining shares vest in equal monthly installments over the following 36 months, subject to Dr. Azamian’s continued service with us through each such vesting date.

The new hire option grants to Ms. Whitfield and Dr. Wahl and Dr. Azamian’s Refresh Grant also provide for accelerated vesting of all unvested option shares in the event we undergo a change in control and the named executive officer is subject to an involuntary termination within 12 months thereafter.

EMPLOYEE BENEFITS AND PERQUISITES

Our named executive officers are eligible to participate in our health and welfare plans, or receive an allowance for electing not to receive healthcare through the company, to the same extent as our full-time employees generally. We generally do not provide our named executive officers with perquisites or other personal benefits. We contract with TriNet, a professional employer organization that helps us administer pay and benefits, among other things.

RETIREMENT BENEFITS

We have established a 401(k) tax-deferred savings plan through TriNet, which permits participants, including our named executive officers, to make contributions by salary deduction pursuant to Section 401(k) of the Internal Revenue Code. We are responsible for administrative costs of the 401(k) plan.

EMPLOYMENT ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS

We entered into offer letters with each of our named executive officers setting forth the initial terms of the officer’s employment with us and providing that the officer’s employment will be “at will” and may be terminated at any time.

On October 8, 2020, we entered into an amended employment letter agreement with Bobak Azamian (the “Azamian Letter Agreement”) which became effective upon our initial public offering in October 2020, to continue serving as our Chief Executive Officer and pursuant to which Dr. Azamian is entitled to receive an annual base salary of $532,000 and an annual incentive bonus with a target equal to 50% of his annual base salary. Dr. Azamian’s base salary was increased in January 2021 to $550,000. Dr. Azamian is eligible to receive severance benefits pursuant to the Azamian Letter Agreement, as described in “Severance and Change in Control Benefits” below.

On November 24, 2020 we entered into an offer letter with Dianne Whitfield (the “Whitfield Offer Letter”) to serve as our Chief Human Resources Officer pursuant to which Ms. Whitfield is entitled to receive an annual base salary of $360,000, an annual incentive bonus with a target equal to 40% of her annual base salary, a signing bonus of $53,191 and an option to purchase 89,368 shares of our common stock. Ms. Whitfield is eligible to receive severance benefits pursuant to the Whitfield Offer Letter, as described in “Severance and Change in Control Benefits” below.

On November 23, 2020 we entered into an offer letter with Bryan Wahl (the “Wahl Offer Letter”) to serve as our General Counsel pursuant to which Dr. Wahl is entitled to receive an annual base salary of $360,000, an annual incentive bonus with a target equal to 40% of his annual base salary, a signing bonus of $50,000 and an option to purchase 89,368 shares of our common stock. Dr. Wahl is eligible to receive severance benefits pursuant to the Wahl Offer Letter, as described in “Severance and Change in Control Benefits” below.

OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR-END

The following table sets forth information regarding each unexercised option held by each of our named executive officers as of December 31, 2021. None of our named executive officers held any unvested stock awards as of December 31, 2021. Options granted prior to our initial public offering were granted pursuant to our 2016 Stock Plan (the “2016 Plan”). Options granted after our initial public offering were granted pursuant to our 2020 Equity Incentive Plan (the “2020 Plan”). All of the options granted to our named executive officers provide for full acceleration of all unvested shares in the event we undergo a change in control and the named executive officer is subject to an involuntary termination within 12 months thereafter.

The vesting schedule applicable to each outstanding option award is described in the footnotes to the table below.

					Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Bobak Azamian	93,351	(1)	21,543	(1)	0.45	10/26/2028
	276,274	(2)	276,275	(2)	2.01	4/2/2030
	38,494	(3)	84,689	(3)	10.99	9/24/2030
	—	(4)	204,998	(4)	47.25	1/6/2031
Dianne Whitfield	—	(5)	89,368	(5)	47.25	1/6/2031
Bryan Wahl	—	(6)	89,368	(6)	37.44	2/1/2031

(1)	Option vests in 48 equal monthly installments beginning on September 15, 2018 provided Dr. Azamian remains in continuous service through each such vesting date.
(2)	Option vests in 48 equal monthly installments beginning on December 13, 2019 provided Dr. Azamian remains in continuous service through each such vesting date.
(3)	Option vests in 48 equal monthly installments beginning on September 25, 2020 provided Dr. Azamian remains in continuous service through each such vesting date.
(4)

Option vested as to 25% of the total number of option shares on January 7, 2022, and the remaining shares vest in equal monthly installments over the following 36 months, provided Dr. Azamian remains in continuous service through each such vesting date.

(5)

Option vested as to 25% of the total number of option shares on January 7, 2022, and the remaining shares vest in equal monthly installments over the following 36 months, provided Ms. Whitfield remains in continuous service through each such vesting date.

(6)

Option vested as to 25% of the total number of option shares on February 2, 2022, and the remaining shares vest in equal monthly installments over the following 36 months, provided Dr. Wahl remains in continuous service through each such vesting date.

SEVERANCE AND CHANGE IN CONTROL BENEFITS

Pursuant to the Azamian Letter Agreement, Dr. Azamian is eligible for severance benefits upon an involuntary termination of his employment. If the involuntary termination is prior to or more than 12 months after a change in control, he is eligible to receive severance consisting of 12 months of base salary and company-paid continued benefits coverage. If the involuntary termination is in connection with or within 12 months after a change in control, he is eligible to receive accelerated vesting of all of his then-unvested option shares and severance consisting of 18 months of base salary and company-paid continued benefits coverage, plus a lump sum bonus payment equal to (i) a prorated portion of his target bonus for the year in which his termination occurs and (ii) 150% of such target bonus. In addition, Dr. Azamian is eligible to receive 100% vesting acceleration of his October 2018 option grant in the event we are subject to a change in control prior to his termination of service.

Pursuant to the Whitfield Offer Letter, Ms. Whitfield is eligible to receive severance benefits upon an involuntary termination of her employment. If the involuntary termination is prior to or more than 12 months after a change in control, she is eligible to receive severance consisting of nine months of base salary and company-paid continued benefits coverage. If the involuntary termination is in connection with or within 12 months after a change in control, she is eligible to receive accelerated vesting of all of her then-unvested option shares and severance consisting of nine months of base salary and 12 months of company-paid continued benefits coverage, plus a bonus payment equal to (i) a prorated portion of her target bonus for the year in which his termination occurs and (ii) 100% of such target bonus.

Pursuant to the Wahl Offer Letter, Dr. Wahl is eligible to receive severance benefits upon an involuntary termination of his employment. If the involuntary termination is prior to or more than 12 months after a change in control, he is eligible to receive severance consisting of nine months of base salary and company-paid continued benefits coverage. If the involuntary termination is in connection with or within 12 months after a change in control, he is eligible to receive accelerated vesting of all of his then-unvested option shares and severance consisting of nine months of base salary and 12 months of company-paid continued benefits coverage, plus a bonus payment equal to (i) a prorated portion of his target bonus for the year in which his termination occurs and (ii) 100% of such target bonus.

DIRECTOR COMPENSATION

We adopted a non-employee director compensation policy in connection with our initial public offering in 2020, as further described below.

The following table sets forth the total compensation of each person who served as a director during the 2021 fiscal year, other than a director who also served as a named executive officer.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Unit Awards ($)(1)(2)	Option Awards ($)(1)(3)	Total ($)
Michael Ackermann, Ph.D. (4)	130,000	300,204	437,720	867,924
Bhaskar Chaudhuri, Ph.D.	47,500	—	437,720	485,220
Rosemary Crane, MBA	31,500	—	310,374	341,874
Andrew Goldberg, M.D.	51,000	—	383,005	434,005
William J. Link, Ph.D.	50,000	—	437,720	487,720
Jason Tester, MBA	36,575	—	437,720	474,295
Wendy Yarno, MBA	52,500	—	109,430	161,930
Elizabeth Yeu-Lin, M.D. (5)	240,000	—	382,612	622,612

(1)

The amounts in this column represent the aggregate grant date fair value of stock awards and option awards granted to the non-employee director in 2020, computed in accordance with FASB ASC Topic 718. See Note 5 of the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on March 14, 2022.

(2)	As of December 31, 2021, Dr. Ackermann held 4,257 restricted stock units. None of our other non-employee directors serving on our Board in 2021 held restricted stock units as of such date.
(3)

As of December 31, 2021, our non-employee directors serving on our Board in 2021 held the following options to purchase shares of our Common Stock: Dr. Ackermann—296,719; Dr. Chaudhuri—20,000; Ms. Crane—20,000; Dr. Goldberg—17,500; Dr. Link—20,000; Mr. Tester—20,000; Ms. Yarno—25,000; Dr. Yeu-Lin—65,134

(4)	In addition to director fees of $80,000, Dr. Ackermann earned $50,000 in 2021 for consulting services.
(5)

Dr. Yeu-Lin was appointed to the Board of Directors on December 31, 2021. The fees earned in 2021 relate to her Chief Medical Advisor services. Dr. Yeu-Lin received 20,000 options to purchase shares of our Common Stock upon her appointment to the Board.

CASH COMPENSATION

Pursuant to the compensation program for our non-employee directors that was adopted in connection with our initial public offering, each member of our Board of Directors who is not an employee is eligible to receive the following annual cash retainers for their service on our Board:

Position	Annual Retainer
Board Member	$40,000
plus (as applicable):
Board Chair	$25,000
Audit Committee Chair	$15,000
Compensation Committee Chair	$10,000
Nominating/Governance Committee Chair	$8,000
Audit Committee Member	$7,500
Compensation Committee Member	$5,000
Nominating/Governance Committee Member	$4,000

In connection with the creation of our Science and Technology Committee in August 2021, the compensation program for our non-employee directors was amended to provide for an annual retainer to the Chair of such committee of $8,000, and an annual retainer to the members of such committee of $4,000.

The non-employee members of our Board of Directors are also eligible for reimbursement of their reasonable expenses incurred in attending Board of Directors and committee meetings.

EQUITY-BASED COMPENSATION

Pursuant to the compensation program for our non-employee directors that was adopted in connection with our initial public offering, our non-employee directors receive both an initial equity award upon joining our Board of Directors and annual equity awards in connection with each annual meeting of our stockholders.

•

Initial Equity Award—Each non-employee director joining our Board of Directors receives an option grant for 20,000 shares of our Common Stock under our 2020 Plan. The option vests in three equal annual installments on each anniversary of the date of grant, subject to the non-employee director’s continuous service.

•

Annual Equity Award—Following the conclusion of each regular annual meeting of stockholders commencing in 2021, each continuing non-employee director receives an option grant for 10,000 shares of our Common Stock under our 2020 Plan (and in the case of a non-employee director who was elected or appointed to our Board of Directors since the prior annual meeting of stockholders, the number of shares subject to the option grant is prorated based on the number of full months of service provided since the prior annual meeting of stockholders). The option vests in full on the one-year anniversary of the date of grant, subject to the non-employee director’s continuous service. For non-employee directors who were serving on our Board of Directors as of the completion of our IPO in October 2020 and who continued to serve as a member of our Board at the conclusion of our 2021 Annual Meeting of Stockholders, such directors received an additional option for 10,000 shares of our Common Stock at the conclusion of such Annual Meeting, which was fully vested as of the date of grant.

Following the conclusion of each regular annual meeting of stockholders commencing in 2021, each non-employee director who continues to serve as a member of our Board and as the Chair of our Board receives a grant of 10,000 restricted stock units (“RSUs”) under the 2020 Plan. The RSUs vest in full on the one-year anniversary of the date of grant, subject to the non-employee director’s continuous service.

In March 2022, the compensation program for our non-employee directors was amended, effective as of our 2022 Annual Meeting of Stockholders. Following this Annual Meeting, the Initial Equity Award will consist of (i) an option grant for 14,000 shares of our Common Stock and (ii) a grant of 4,000 RSUs, and the Annual Equity Award will consist of (i) an option grant for 7,000 shares of our Common Stock and (ii) a grant of 2,000 RSUs, all of which will be made pursuant to our 2020 Plan. The Initial Equity Awards and Annual Equity Awards will otherwise retain the same terms and vesting schedules as prior to the amendment of our compensation program.

The equity awards granted to our non-employee directors will also vest in full in the event of a “change of control” (as defined in our 2020 Plan).

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information with respect to each of our equity compensation plans in effect as of December 31, 2021:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders(1)	2,759,830	(2)	$15.88	(3)	9,266,200	(4)(5)
Equity compensation plans not approved by stockholders	0		0		0

Total	2,759,830		$15.88		9,266,200

(1)	Includes our 2016 Plan, our 2020 Plan and our Employee Stock Purchase Plan (“ESPP”). We no longer issue grants under our 2016 Plan following our initial public offering.
(2)	Includes 2,759,830 shares issuable upon exercise of outstanding options and 17,251 shares issuable upon vesting of outstanding RSUs.
(3)	Does not take into account outstanding RSUs as these awards have no exercise price.
(4)	Includes 2,493,488 shares of our Common Stock available under the ESPP.
(5)

The 2020 Plan provides that the number of shares of Common Stock reserved for issuance thereunder will be increased automatically on the first business day of each of our fiscal years, commencing in 2021 and ending in 2030, by an amount equal to the lesser of (a) 4% of the total number of shares of Common Stock outstanding on the last business day of the prior fiscal year, or (b) a number of shares determined by our Board of Directors. The ESPP provides that the number of shares of Common Stock reserved for issuance thereunder will be increased automatically on the first business day of each of our fiscal years, commencing in 2021 and ending in 2040, by an amount equal to the lesser of (a) 2,300,000 shares of Common Stock, (b) 1% of the total number of shares of Common Stock outstanding on the last business day of the prior fiscal year, or (c) the number of shares determined by our Board of Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT AND NON-AUDIT FEES

The following table represents aggregate fees billed or to be billed to the Company for the fiscal years ended December 31, 2021 and December 31, 2020 by Ernst & Young LLP, our principal accountant.

	Fiscal Year Ended December 31,
	2021	2020
Audit Fees(1)	$627,720	$748,000
Audit Related Fees(2)	—	—
Tax Fees(3)	25,750	—

Total Fees	$653,470	$748,000

(1)

Represents the aggregate fees billed to us by our principal independent registered public accounting firm for (i) professional services rendered for the audit of our annual financial statements included in our Form 10-K, (ii) review of interim financial statements, and (iii) services provided for the registration statement for our initial public offering.

(2)

Represents the aggregate fees billed to us by our principal independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit and review of our consolidated financial statements that are not already reported in Audit Fees. These services include accounting consultations and attestation services that are not required by statute and the preparation of consents with respect to registration statements on Form S-8.

(3)

Represents the aggregate fees billed to us by our principal independent registered public accounting firm for professional services rendered for the filing of tax returns and other tax compliance matters, as well as tax advice for certain business events.

All fees described above were pre-approved by our audit committee.

PRE-APPROVAL POLICIES AND PROCEDURES

The audit committee’s policy is to pre-approve all audit and permissible non-audit services rendered by Ernst & Young LLP, our independent registered public accounting firm. The audit committee pre- approves specified services in defined categories of audit services, audit- related services and tax services up to specified amounts, as part of the audit committee’s approval of the scope of the engagement of Ernst & Young LLP or on an individual case-by-case basis before Ernst & Young LLP is engaged to provide a service. The audit committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

The audit committee of our Board of Directors consists of the three non-employee directors named below and operates under a written charter adopted by our Board of Directors. Our Board of Directors annually reviews the Nasdaq listing standards’ definition of independence for audit committee members and has determined that each member of the audit committee meets that standard. Our Board of Directors has also determined that Ms. Crane is an audit committee financial expert as described in applicable rules and regulations of the Securities and Exchange Commission.

The principal purpose of the audit committee is to assist our Board of Directors in its general oversight of our accounting and financial reporting processes and audits of our financial statements. The audit committee is responsible for selecting and engaging our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The audit committee’s function is more fully described in its Charter, which our Board of Directors adopted and which the audit committee reviews on an annual basis.

Our management is responsible for preparing our financial statements and our financial reporting process. Ernst & Young LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles as well as performing an audit of the effectiveness of our internal control over financial reporting as of the end of the fiscal year.

The audit committee has reviewed and discussed with our management the audited financial statements of the Company included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “10-K”).

The audit committee has also reviewed and discussed with Ernst & Young LLP the audited financial statements in the 10-K. In addition, the audit committee discussed with Ernst & Young LLP those matters required to be discussed by the auditors with the audit committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”), including General Auditing Standards 1301, Communications with Audit Committees. Additionally, Ernst & Young LLP provided to the audit committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence. The audit committee also discussed with Ernst & Young LLP its independence from the Company and satisfied itself as to the independence of Ernst & Young LLP.

Based upon the review and discussions described above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 10-K for filing with the Securities and Exchange Commission.

Submitted by the following members of the audit committee:

Rosemary Crane, Chair
Bhaskar Chaudhuri, Ph.D.
Wendy Yarno

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Tarsus under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 1 –

ELECTION OF DIRECTORS

Our Board of Directors currently consists of eight directors. Our Board of Directors are divided into three classes with staggered three-year terms. Upon expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

The terms of the Class II directors, Michael Ackermann, Bobak Azamian, Rosemary Crane, and Elizabeth Yeu-Lin, expire at the Annual Meeting. The Class III directors will serve until our annual meeting of stockholders in 2023. The Class I directors will serve until our annual meeting of stockholders in 2024. As recommended by the corporate governance and nominating committee, on March 10, 2022 our Board of Directors nominated Michael Ackermann, Bobak Azamian, Rosemary Crane, and Elizabeth Yeu-Lin for election as Class II directors at the Annual Meeting. If they are elected, they will serve on our Board of Directors until our 2025 Annual Meeting of Stockholders and until their respective successors have been elected and qualified. The nominees for director at the Annual Meeting, their ages as of April 1, 2022, their positions and offices held with the Company are set forth below. Other biographical information for the members of our Board of Directors is set forth in this proxy statement under the heading “Directors, Executive Officers and Corporate Governance—Directors and Executive Officers.”

Class II Directors are elected by a plurality of the votes properly cast in person or by proxy. Our nominees for Class II director receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named below. However, if you are the beneficial owner of the shares, which means that your shares are held by a brokerage firm, bank, dealer, or other similar organization as your nominee, your shares will not be voted for the election of directors unless you have provided voting instructions to your nominee. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our current Board of Directors, if any. Each person nominated for election has agreed to serve if elected.

If any substitute nominees are so designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

CLASS II NOMINEES AT THE ANNUAL MEETING

Name	Age	Position with Tarsus
Michael Ackermann, Ph.D.	40	Chair of the Board of Directors
Bobak Azamian, M.D., Ph.D.	44	President, Chief Executive Officer, and Director
Rosemary Crane, MBA	62	Director
Elizabeth Yeu-Lin, M.D.	43	Director

CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL THE 2023 ANNUAL MEETING OF STOCKHOLDERS

Name	Age	Position with Tarsus
Bhaskar Chaudhuri, Ph.D.	67	Director
Andrew Goldberg, M.D.	40	Director
Wendy Yarno, MBA	66	Director

CLASS I DIRECTORS CONTINUING IN OFFICE UNTIL THE 2024 ANNUAL MEETING OF STOCKHOLDERS

Name	Age	Position with Tarsus
William J. Link, Ph.D.	75	Director

The biographies for the director nominees and directors set forth above are set forth in this proxy statement under the heading “Directors, Executive Officers and Corporate Governance—Directors and Executive Officers.”

We have determined that each of these Class II director nominees possesses the requisite communication skills, personal integrity, business judgment, ability to make independent analytical inquiries, and willingness to devote adequate time and effort necessary to serve as an effective member of the Board. Other specific experiences, qualifications, attributes or skills of nominees that contributed to our conclusion that the nominees should serve as Class II directors are noted in their biographies.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE FOLLOWING CLASS II DIRECTOR NOMINEES:

MICHAEL ACKERMANN, PH.D., BOBAK AZAMIAN, M.D., PH.D., ROSEMARY CRANE, MBA, AND ELIZABETH YEU-LIN, M.D.

PROPOSAL 2 –

RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

The audit committee of our Board of Directors has selected Ernst & Young LLP, independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2022 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee of our Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee of our Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and will have the opportunity to make statements if they desire to do so and to respond to appropriate questions.

This proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 requires a “For” vote from the majority of the votes cast at the Annual Meeting. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will not be considered as votes cast for or against this proposal, and will therefore have no effect on the outcome of the vote. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE RATIFICATION THE APPOINTMENT OF ERNST & YOUNG LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Bryan Wahl
Bryan Wahl
General Counsel and Secretary

May 2, 2022

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
P.O. BOX 8016, CARY, NC 27512-9903	INTERNET Go To: www.proxypush.com/TARS ● Cast your vote online ● Have your Proxy Card ready ● Follow the simple instructions to record your vote
PHONE Call 1-866-390-5415 ● Use any touch-tone telephone ● Have your Proxy Card ready ● Follow the simple recorded instructions
MAIL ● Mark, sign and date your Proxy Card ● Fold and return your Proxy Card in the postage-paid envelope provided

ATTENDING THE VIRTUAL MEETING You must register to attend the meeting online and/or participate at www.proxydocs.com/TARS

Tarsus Pharmaceuticals, Inc.
Annual Meeting of Stockholders
For Stockholders of record as of April 19, 2022

TIME:	Thursday, June 16, 2022 9:00 AM, Pacific Daylight Time

PLACE:	Annual meeting to be held live via the internet - Please visit www.proxydocs.com/TARS for further details

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Bobak Azamian, Leo Greenstein and Bryan Wahl (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Tarsus Pharmaceuticals, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Tarsus Pharmaceuticals, Inc.

Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

        FOR PROPOSALS 1 AND 2

	Proposals		YOUR VOTE		THE BOARD OF DIRECTORS RECOMMENDS

1.	To elect the following nominees as Class II directors, to serve until the 2025 annual meeting of stockholders or until their respective successor have been elected or appointed.
		FOR		WITHHOLD
	1.01 Michael Ackermann	☐		☐	FOR

	1.02 Bobak Azamian	☐		☐	FOR

	1.03 Rosemary Crane	☐		☐	FOR

	1.04 Elizabeth Yeu-Lin	☐		☐	FOR

		FOR	AGAINST	ABSTAIN
2.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐	FOR

3.	To conduct any other business properly brought before the meeting or any adjournment thereof.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date